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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANT


I consent to the use of my report, dated June 10, 1999, on the Financial Statements of Harmony Trading Corp. as of December 31, 1998 and for the years ending December 31, 1997 and 1998, in the Registration Statement on Form 10-SB of Harmony Trading Corp.



                                      /s/ Thomas P. Monahan
                                    -------------------------------------
                                    THOMAS P. MONAHAN


June 11, 1999